Exhibit 21.1

BORGWARNER INC. (Parent)
Significant Subsidiaries

NAME OF SUBSIDIARY	JURISDICTION
ABBA BidCo AG	Germany
AKASOL AG	Germany
AKASOL Inc.	Michigan
AS Catalizadores Ambientales, S. de R.L. de C.V.	Mexico
B80 Italia S.r.l.	Italy
Beijing Delphi Technology Development Co., Ltd.	China
Beijing Delphi Wan Yuan Engine Management Systems Co., Ltd.	China
BorgWarner (Changnyeong) LLC	Korea
BorgWarner (China) Investment Co., Limited	China
BorgWarner (Reman) Holdings L.L.C.	Delaware
BorgWarner (Shanghai) Automotive Fuel Systems Co., Ltd. (fka Delphi (Shanghai) Dynamics and Propulsion Systems Co., Ltd.)	China
BorgWarner (Thailand) Limited	Thailand
BorgWarner Aftermarket Europe GmbH	Germany
BorgWarner Alternators Inc.	Delaware
BorgWarner APAC Financial Services Limited (fka Delphi Powertrain Apac Financial Services Limited)	United Kingdom
BorgWarner Arden LLC	Delaware
BorgWarner Arnstadt RE GmbH & Co. KG	Germany
BorgWarner Asia Inc.	Delaware
BorgWarner Australia Pty Ltd (fka Delphi Automotive Systems Australia Ltd.)	Australia
BorgWarner Automotive Asia Ltd.	Hong Kong
BorgWarner Automotive Components (Beijing) Co., Ltd.	China
BorgWarner Automotive Components (Jiangsu) Co., Ltd.	China
BorgWarner Automotive Components (Ningbo) Co., Ltd.	China
BorgWarner Automotive Components (Tianjin) Co., Ltd.	China
BorgWarner Automotive Components (Wuhan) Co. Ltd.	China
BorgWarner Automotive Systems Singapore Investments Pte. Ltd. (fka Delphi Automotive Systems Singapore Investments Pte. Ltd.)	Singapore
BorgWarner Brasil Ltda.	Brazil
BorgWarner Bucharest Services Srl (fka Delphi Technologies Services Romania Srl)	Romania
BorgWarner Chungju Co. Ltd.	Korea
BorgWarner Comercializadora PDS, S de R.L. de C.V.	Mexico
BorgWarner Componentes PDS, S. de R.L. de C.V.	Mexico
BorgWarner Cooling Systems (India) Private Limited	India
BorgWarner Cooling Systems GmbH	Germany
BorgWarner Diversified Transmission Products Services Inc.	Delaware
BorgWarner Dixon LLC	Delaware
BorgWarner Drivetrain de Mexico S.A. de C.V.	Mexico

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Drivetrain Engineering GmbH	Germany
BorgWarner Drivetrain Management Services de Mexico S.A. de C.V.	Mexico
BorgWarner Emissions Systems (Ningbo) Co. Ltd.	China
BorgWarner Emissions Systems Holding LLC	Delaware
BorgWarner Emissions Systems India Private Limited	India
BorgWarner Emissions Systems of Michigan Inc.	Delaware
BorgWarner Emissions Systems Portugal Unipessoel LDA	Portugal
BorgWarner Emissions Systems Spain, S.L.U.	Spain
BorgWarner Emissions Talegaon Private Ltd.	India
BorgWarner Engineering Ketsch RE GmbH & Co. KG	Germany
BorgWarner Engineering Kibo RE GmbH & Co. KG	Germany
BorgWarner Esslingen GmbH	Germany
BorgWarner Europe GmbH	Germany
BorgWarner Europe Holding S.a r.l.	Luxembourg
BorgWarner Europe Holdings (PDS) B.V.	Netherlands
BorgWarner Europe LLC	Delaware
BorgWarner European Holdings S.à r.l. (fka Delphi European Holdings S.à r.l.)	Luxembourg
BorgWarner France Holding SAS (fka Delphi France Holding SAS)	France
BorgWarner France SAS (fka Delphi France SAS)	France
BorgWarner Fuel Systems (Yantai) Co., Ltd. (fka Delphi Diesel Systems (Yantai) Co., Ltd.)	China
BorgWarner Gasoline Systems (Yantai) Co., Ltd. (fka Delphi (Yantai) Gasoline Systems Technologies Co., Ltd.)	China
BorgWarner Gateshead Limited	United Kingdom
BorgWarner Germany Holding GmbH	Germany
BorgWarner Germany Holding Services GmbH	Germany
BorgWarner Germany REH GmbH	Germany
BorgWarner Germany REM GmbH	Germany
BorgWarner Germany Verwaltungs-GmbH	Germany
BorgWarner Global Holding LLC	Delaware
BorgWarner Heidelberg I RE GmbH & Co. KG	Germany
BorgWarner Heidelberg II RE GmbH & Co. KG	Germany
BorgWarner Heidelberg REH GmbH	Germany
BorgWarner Heidelberg REM GmbH	Germany
BorgWarner Holdfi Holdings S.à r.l. (fka Delphi Holdfi Holdings S.à r.l.)	Luxembourg
BorgWarner Holding Inc.	Delaware
BorgWarner Holdings Limited	United Kingdom
BorgWarner Hong Kong Investment Limited	Hong Kong
BorgWarner Hungary Kft.	Hungary
BorgWarner Inc.	Delaware
BorgWarner India Holdings, Inc.	Delaware
BorgWarner India Private Limited (fka Delphi Propulsion Systems Private Limited)	India

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Industria e Comercio Brasil Ltda. (fka Delphi Powertrain Systems Indústria e Comércio Ltda.)	Brazil
BorgWarner International Services, LLC (fka Delphi Powertrain International Services, LLC)	Delaware
BorgWarner Investment Holding Inc.	Delaware
BorgWarner IT Services Europe GmbH	Germany
BorgWarner Ithaca LLC	Delaware
BorgWarner Japan Limited Co. (fka Delphi Japan Limited Co.)	Japan
BorgWarner Jersey Holdings LLC	Delaware
BorgWarner Jersey Limited (fka BorgWarner Technologies Limited; Delphi Technologies PLC)	Jersey
BorgWarner Ketsch Plant RE GmbH & Co. KG	Germany
BorgWarner Ketsch REH GmbH	Germany
BorgWarner Ketsch REM GmbH	Germany
BorgWarner Kft.	Hungary
BorgWarner Kibo RE GmbH & Co. KG	Germany
BorgWarner Kingway Financing LLC	Delaware
BorgWarner Korea Holdings (PDS) B.V.	Netherlands
BorgWarner Korea Holdings, L.L.C.	Delaware
BorgWarner Korea LLC	Korea
BorgWarner Limited	United Kingdom
BorgWarner Ludwigsburg GmbH	Germany
BorgWarner Ludwigsburg RE GmbH & Co. KG	Germany
BorgWarner Luxembourg Automotive Systems S.A. (fka Delphi Automotive Systems Luxembourg S.A)	Luxembourg
BorgWarner Luxembourg Holdings S.à r.l. (fka Delphi Powertrain Systems Holdings S.à r.l.)	Luxembourg
BorgWarner Luxembourg Investments S.à r.l. (fka Delphi Luxembourg Investments S.à r.l.)	Luxembourg
BorgWarner Luxembourg Operations S.à r.l. (fka Delphi Powertrain Systems Operations Luxembourg S.à r.l.)	Luxembourg
BorgWarner Luxembourg Technologies Holdings S.à r.l. (fka Delphi Technologies Holdings Luxembourg S.à r.l.)	Luxembourg
BorgWarner Markdorf Plant RE GmbH & Co. KG	Germany
BorgWarner Markdorf REH GmbH	Germany
BorgWarner Markdorf REM GmbH	Germany
BorgWarner Massachusetts Inc.	Delaware
BorgWarner Mauritius Holdings Ltd.	Mauritius
BorgWarner Mexico Holding BV	Netherlands
BorgWarner Mexico Holdings II LLC	Delaware
BorgWarner Mexico Holdings LLC	Delaware
BorgWarner Mexico, S. de R.L. de C.V. (fka Delphi Diesel Systems, S. de R.L. de C.V.)	Mexico
BorgWarner Mobility Poland Sp. z o. o. (fka Delphi Powertrain Poland sp. z o. o.)	Poland
BorgWarner Morse Systems India Private Limited	India
BorgWarner Morse Systems Italy S.r.L.	Italy

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Morse Systems Japan K.K.	Japan
BorgWarner Morse Systems Mexico, S.A. de C.V.	Mexico
BorgWarner Muggendorf RE GmbH & Co. KG	Germany
BorgWarner Netherlands Holdings (PDS) B.V.	Netherlands
BorgWarner NW Inc.	Delaware
BorgWarner Ochang Inc.	Korea
BorgWarner Oroszlany Kft.	Hungary
BorgWarner Otomotiv Sistemleri Sanayi ve Ticaret Anonim Şirketi	Turkey
BorgWarner PDS (Anderson) L.L.C.	Delaware
BorgWarner PDS (Indiana) Inc.	Delaware
BorgWarner PDS (Livonia) Inc.	Delaware
BorgWarner PDS (Thailand) Limited	Thailand
BorgWarner PDS (USA) Inc.	Delaware
BorgWarner PDS Brasil Produtos Automotivos Ltda.	Brazil
BorgWarner PDS Irapuato, S. de R.L. de C.V.	Mexico
BorgWarner PDS Mexico Holdings, S. de R.L. de C.V.	Mexico
BorgWarner PDS Technologies, L.L.C.	Delaware
BorgWarner Poland Sp.z o.o.	Poland
BorgWarner PowerDrive Systems (Suzhou) Co., Ltd. (fka Delphi Technologies (Suzhou) Co., Ltd.)	China
BorgWarner Propulsion Systems LLC (fka Delphi Powertrain Systems, LLC)	Delaware
BorgWarner Pyongtaek LLC	Korea
BorgWarner Research & Development Co., Ltd.	China
BorgWarner Romania Srl (fka Delphi Diesel Systems Romania Srl)	Romania
BorgWarner Romeo Power LLC	Delaware
BorgWarner Rzeszow Sp.z o.o.	Poland
BorgWarner Shenglong (Ningbo) Co., Ltd.	China
BorgWarner Singapore Holdings Pte. Ltd. (fka Delphi Singapore Holdings Pte. Ltd.)	Singapore
BorgWarner Singapore Investments Pte. Ltd. (fka Delphi Singapore Investments Pte. Ltd.)	Singapore
BorgWarner South Asia Investment Private Limited	Singapore
BorgWarner South Asia LLC	Delaware
BorgWarner Southborough Inc.	Delaware
BorgWarner Spain Holding, S.L.U.	Spain
BorgWarner Sweden AB	Sweden
BorgWarner Systems Lugo S.r.l.	Italy
BorgWarner Technologies Korea LLC (fka Delphi Technologies Korea LLC)	South Korea
BorgWarner Technologies Limited (fka Delphi Technologies Limited (formerly Delphi Diesel Systems Limited))	United Kingdom
BorgWarner Technologies Services, LLC (fka Delphi Technologies Services, LLC)	Delaware
BorgWarner Thermal Systems Inc.	Delaware
BorgWarner Thermal Systems of Michigan Inc.	Delaware

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Toronto Inc. (fka Delphi Technologies Canada Inc.)	Canada
BorgWarner TorqTransfer Systems Beijing Co. Ltd.	China
BorgWarner Trading (Shanghai) Co., Ltd. (fka Delphi Trading (Shanghai) Co., Ltd.)	China
BorgWarner Tralee Ltd.	Ireland
BorgWarner Transmission Products LLC	Delaware
BorgWarner Transmission Systems Arnstadt GmbH	Germany
BorgWarner Transmission Systems GmbH	Germany
BorgWarner Transmission Systems Korea LLC	Korea
BorgWarner Transmissions Systems Tulle S.A.S.	France
BorgWarner Trustees Limited	United Kingdom
BorgWarner Turbo & Emissions Systems de Mexico S.A. de C.V.	Mexico
BorgWarner Turbo & Emissions Systems France S.A.S.	France
BorgWarner Turbo Systems Engineering GmbH	Germany
BorgWarner Turbo Systems GmbH	Germany
BorgWarner Turbo Systems LLC	Delaware
BorgWarner Turbo Systems of Michigan Inc.	Delaware
BorgWarner Turbo Systems Worldwide Headquarters GmbH	Germany
BorgWarner UK Automotive Operations Limited	United Kingdom
BorgWarner UK Financial Operations LTD. (fka Delphi Technologies Financing UK Limited)	United Kingdom
BorgWarner UK Financial Services Limited (fka Delphi Financial Services (UK) Limited)	United Kingdom
BorgWarner UK Financing Ltd.	United Kingdom
BorgWarner UK Holding and Financing Limited (fka Delphi Technologies Holding and Financing Limited)	United Kingdom
BorgWarner UK Holding and Services Ltd.	United Kingdom
BorgWarner UK Management Limited (fka Delphi Powertrain Systems Management Limited)	United Kingdom
BorgWarner United Transmission Systems Co., Ltd.	China
BorgWarner US Holding LLC	Delaware
BorgWarner USA Corporation (fka Delphi Powertrain Corporation)	Delaware
BorgWarner USA Industries, L.L.C.	Delaware
BorgWarner Wrexham Limited	United Kingdom
BW El Salto. S.A. de C.V.	Mexico
BWA Receivables Corporation	Delaware
BWA Turbo Systems Holding LLC	Delaware
Cascadia Motion LLC	Delaware
D2 Industrial Development and Production SRL (to be merged into DDSR)	Romania
Decade Target Ltda.	Portugal
Delphi Automotive Taiwan Ltd. (台灣德爾福汽車有限公司)	Taiwan
Delphi Diesel Systems S.L.U.	Spain
Delphi Electronics Overseas Company Limited	United Kingdom
Delphi Electronics Overseas Company Pension Trustees Limited	United Kingdom
Delphi Lockheed Automotive Limited	United Kingdom

NAME OF SUBSIDIARY	JURISDICTION
Delphi Netherlands BV	Netherlands
Delphi Powertrain Systems Deutschland GmbH	Germany
Delphi Powertrain Systems Hungary Kft	Hungary
Delphi Powertrain Systems Italia Srl	Italy
Delphi Powertrain Systems Korea LLC	South Korea
Delphi Powertrain Systems Portugal S.A.	Portugal
Delphi Technologies IP Limited	Barbados
Delphi Technologies Limited	United Kingdom
Delphi Technologies Malta Holdings Limited	Malta
Delphi Technologies Pension Trustees Limited	United Kingdom
Delphi TVS - Technologies Limited	India
Hartridge Limited	United Kingdom
Joint Stock Company "Delphi Samara"	Russia
Kuhlman LLC	Delaware
M. & M. Knopf Auto Parts, L.L.C.	Delaware
New PDS Corp.	Delaware
NSK-Warner (Shanghai) Co. Ltd.	China
NSK-Warner K.K.	Japan
NSK-Warner Mexico, S.A. de C.V.	Mexico
NSK-Warner U.S.A. Inc.	Michigan
Old Remco Holdings, L.L.C.	Delaware
Old Remco International Holdings, L.L.C.	Delaware
SeohanWarner Turbo Systems, Ltd.	Korea
Transmission Systems Autoform Ltd.	Korea
Yantai Research and Development Center of BorgWarner Fuel Systems (Yantai) Co., Ltd. (fka Research and Development Center of Delphi Diesel Systems (Yantai) Co., Ltd.)	China